EXHIBIT 99.1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “AGREEMENT”), entered into as of the 2nd day of March, 2006, by and among NB&T Financial Group, Inc., a bank holding company incorporated under the laws of the State of Ohio (“HOLDING COMPANY”), The National Bank and Trust Company, a national banking association and a wholly-owned subsidiary of HOLDING COMPANY (“BANK”), and John J. Limbert, an individual (the “EMPLOYEE”);

WITNESSETH:

WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Boards of Directors of HOLDING COMPANY and BANK (the “EMPLOYERS”) desire to retain the services of the EMPLOYEE as the President and Chief Executive Officer of BANK and of HOLDING COMPANY;

WHEREAS, the EMPLOYEE desires to serve as the President and Chief Executive Officer of BANK and of HOLDING COMPANY; and

WHEREAS, the EMPLOYEE and the EMPLOYERS desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYERS and the EMPLOYEE;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYERS and the EMPLOYEE hereby agree as follows:

Section l. Employment and Term. Upon the terms and subject to the conditions of this AGREEMENT, the EMPLOYERS hereby employ the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as the President and Chief Executive Officer of BANK and of HOLDING COMPANY. The term of this AGREEMENT shall commence on March 20, 2006, and shall end on March 20, 2009; provided, however, that this AGREEMENT shall be automatically extended for successive one-year terms (the original term plus any extensions of the term, the “TERM”) unless either party provides to the other party written notice at least 60 calendar days before the scheduled expiration of the TERM that it does not wish to extend the TERM, in which case no further extensions shall occur and the TERM shall end on the scheduled expiration date.

Section 2. Duties of the EMPLOYEE.

(a) General Duties and Responsibilities. As the President and the Chief Executive Officer of each of the EMPLOYERS, the EMPLOYEE shall perform the duties and responsibilities of such offices set forth in the Amended and Restated Code of Regulations of HOLDING COMPANY and in the Bylaws of BANK, and other duties and responsibilities customary for such offices to the best of his ability and in accordance with the policies established by the Boards of Directors of the EMPLOYERS and all applicable laws and regulations. The EMPLOYEE shall perform such other duties not inconsistent with his position as may be assigned to him from time to time by the Boards of Directors of the EMPLOYERS; provided, however, that the EMPLOYERS shall employ the EMPLOYEE during the TERM in a senior executive capacity without diminishment of the importance or prestige of his position.

(b) Devotion of Entire Time to the Business of the EMPLOYERS. The EMPLOYEE shall devote his entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of his duties under this AGREEMENT. The EMPLOYEE shall not directly or indirectly render any services of a business, commercial or professional nature to any person or organization without the prior written consent of the Boards of Directors of the EMPLOYERS; provided, however, that the EMPLOYEE shall not be precluded from (i) vacations and other leave time in accordance with Section 3(m) hereof; (ii) reasonable participation in community, civic, charitable or similar organizations; (iii) the pursuit of personal investments which do not interfere or conflict with the performance of the EMPLOYEE’s duties to the EMPLOYERS; or (iv) serving as a member of the boards of directors of other companies to the extent such positions do not conflict with the EMPLOYEE’s service to the EMPLOYERS and such service has been pre-approved by the Board of Directors of HOLDING COMPANY.

(c) Appointment as a Director. The EMPLOYERS agree that the EMPLOYEE shall be appointed as a director of each of HOLDING COMPANY and BANK at the time of the EMPLOYEE’s employment.

Section 3. Compensation, Benefits and Reimbursements.

(a) Salary. The EMPLOYEE shall receive during the TERM an annual salary payable in equal installments not less often than monthly. The amount of such annual salary shall be $300,000 until changed by the Boards of Directors of the EMPLOYERS in accordance with Section 3(b) of this AGREEMENT or otherwise.

(b) Annual Salary Review. Each year throughout the TERM, the annual salary and annual bonus of the EMPLOYEE shall be reviewed by the Compensation Committee of the Boards of Directors of the EMPLOYERS and shall be set based upon the EMPLOYEE’s individual performance and the overall profitability and financial condition of the EMPLOYERS (the “ANNUAL REVIEW”). The annual salary shall not be reduced below $300,000. The results of the ANNUAL REVIEW shall be reflected in the minutes of the Compensation Committees of HOLDING COMPANY and BANK or in other appropriate Board of Directors’ or committee minutes.

(c) Signing Bonus. The EMPLOYEE shall receive a $50,000 bonus to be paid at the end of the EMPLOYEE’s first pay period.

(d) Option Award. The EMPLOYEE shall be awarded on the effective date of his employment an option to purchase 30,000 common shares of HOLDING COMPANY pursuant to the Stock Option Award Agreement attached to this AGREEMENT as Exhibit A. The exercise price shall be the mean between the bid and the asked price of a common share of HOLDING COMPANY on the NASDAQ Capital Market at the close of trading on the effective date of the EMPLOYEE’s employment, which the EMPLOYEE and the EMPLOYERS agree to be the fair market value of the common shares of HOLDING COMPANY on the date of grant.

(e) Expenses. In addition to any compensation received under Section 3(a) or (b) of this AGREEMENT, the EMPLOYERS shall pay or reimburse the EMPLOYEE for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this AGREEMENT. Such reimbursement shall be made in accordance with the existing policies and procedures of the EMPLOYERS pertaining to reimbursement of expenses to senior management officials.

(f) Car Allowance. The EMPLOYERS shall reimburse the EMPLOYEE $1,000 per month during the term of this AGREEMENT for the EMPLOYEE’s use of a car of his choosing.

(g) Moving Expenses. The EMPLOYERS shall reimburse the EMPLOYEE for the reasonable and necessary costs he incurs as a result of moving his household goods and property to the Southwest Ohio area and the out-of-pocket closing costs for the purchase of a home in the Southwest Ohio area. The EMPLOYERS shall also reimburse the EMPLOYEE for the reasonable costs incurred during a maximum of four house-hunting trips to the Southwest Ohio area. The amount of this reimbursement shall be increased by the amount of any income tax the EMPLOYEE owes and pays because of this reimbursement.

(h) Temporary Housing Expense. The EMPLOYERS shall reimburse the EMPLOYEE for reasonable and necessary temporary housing expenses for six months from the effective date of this AGREEMENT or until the EMPLOYEE locates and moves into permanent housing in the Southwest Ohio area, whichever occurs first.

(i) Country Club. The EMPLOYERS shall reimburse the EMPLOYEE for membership dues and initiation fees of not more than $50,000 at a country club mutually agreed upon by both the EMPLOYERS and the EMPLOYEE.

(j) Employee Benefit Program. During the TERM, the EMPLOYEE shall be entitled to participate in all formally established employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by the EMPLOYERS from time to time, including programs in respect of group health, disability or life insurance, reimbursement of membership fees in civic, social and professional organizations and all employee benefit plans or programs hereafter adopted in writing by the Boards of Directors of the EMPLOYERS, for which senior management personnel are eligible, including any employee stock ownership plan, stock option plan or other stock benefit plan (collectively, the “BENEFIT PLANS”). Notwithstanding the foregoing sentence, the EMPLOYERS may discontinue or terminate at any time any such BENEFIT PLANS, now existing or hereafter adopted, to the extent permitted by the terms of such plans and shall not be required to compensate the EMPLOYEE for such discontinuance or termination.

(k) Officer Bonus Plan. The EMPLOYEE shall participate in BANK’s Management Annual Incentive Plan as in effect from time to time.

(l) Vacation and Sick Leave. The EMPLOYEE shall be entitled, without loss of pay, to be absent voluntarily from the performance of his duties under this AGREEMENT, subject to the following conditions:

(i) The EMPLOYEE shall be entitled to an annual vacation in accordance with the policies periodically established by the Boards of Directors of the EMPLOYERS for senior management officials of the EMPLOYERS, the duration of which shall not be less than four (4) weeks each calendar year;

(ii) Vacation time shall be scheduled by the EMPLOYEE in a reasonable manner and shall provide the Boards of Directors of the EMPLOYERS reasonable notice in advance of those dates during which he intends to take vacation time. The EMPLOYEE shall not be entitled to receive any additional compensation from the EMPLOYERS in the event of his failure to take the full allotment of vacation time in any calendar year; and

(iii) The EMPLOYEE shall be entitled to annual sick leave as established by the Boards of Directors of the EMPLOYERS for senior management officials of the EMPLOYERS. In the event that any sick leave time shall not have been used during any calendar year, such leave shall accrue to subsequent calendar years only to the extent authorized by the Boards of Directors of the EMPLOYERS. Upon termination of employment, the EMPLOYEE shall not be entitled to receive any additional compensation from the EMPLOYERS for unused sick leave.

Section 4. Termination of Employment.

(a) General. The employment of the EMPLOYEE shall terminate at any time during the TERM (i) at the option of the EMPLOYERS, upon the delivery by the EMPLOYERS of written notice of termination to the EMPLOYEE, or (ii) at the option of the EMPLOYEE, upon delivery by the EMPLOYEE of written notice of termination to the EMPLOYERS if the present capacity or circumstances in which the EMPLOYEE is employed are materially adversely changed without the EMPLOYEE’s written consent, including, but not limited to, a material reduction in responsibilities or authority, the assignment of duties or responsibilities substantially inconsistent with those normally associated with the EMPLOYEE’s position described in Section 2(a) of this AGREEMENT, a change of title or the reduction of the EMPLOYEE’s benefits provided under this AGREEMENT, unless the benefit reductions are part of a company-wide reduction, the requirement that the EMPLOYEE move his personal residence more than 50 miles from, or perform his principal executive functions more than 50 miles from, Wilmington, Ohio, or the EMPLOYERS materially breach this AGREEMENT in any material respect. The following subsections (I), (II) and (III) of this Section 4(a) shall govern the obligations of the EMPLOYERS to the EMPLOYEE upon the occurrence of the events described in such subsections:

(I) Termination for JUST CAUSE. In the event that the EMPLOYERS terminate the employment of the EMPLOYEE during the TERM because of the EMPLOYEE’s personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation or final cease-and-desist order (other than traffic violations or similar offenses), conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (collectively, “JUST CAUSE”), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination. No act, or failure to act, on the EMPLOYEE’s part shall be considered “willful” unless he has acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interests of the EMPLOYERS.

(II) Termination in connection with CHANGE OF CONTROL. In the event that the EMPLOYERS terminate the employment of the EMPLOYEE before the expiration of the TERM without JUST CAUSE and within six months before a CHANGE OF CONTROL (as defined hereinafter) or within one year after a CHANGE OF CONTROL, then the following shall occur:

(A) The EMPLOYERS shall promptly pay to the EMPLOYEE or to his dependents, beneficiaries or estate an amount equal to three times the EMPLOYEE’S COMPENSATION (as defined below) in a lump sum without reduction for time value of money or other discount. “EMPLOYEE’S COMPENSATION” shall mean the higher of base salary at the time of the CHANGE OF CONTROL or at the termination of the EMPLOYEE’s employment, plus the highest bonus paid to the EMPLOYEE by the EMPLOYERS during the five years preceding his termination or such shorter period of time as the EMPLOYEE has been employed by the EMPLOYERS;

(B) The EMPLOYEE, his dependents, beneficiaries and estate shall be covered under either the health, life and disability plans of the EMPLOYERS or the health, life and disability plans of the successors, survivors or assigns of the EMPLOYERS, without any material diminution in coverage or benefit at the expense of the EMPLOYERS or the successors, survivors or assigns of the EMPLOYERS as if the EMPLOYEE were still employed under this AGREEMENT until the earliest of the expiration of the termination of the EMPLOYEE’s employment, 24 months after termination of the EMPLOYEE’s employment, or the date on which the EMPLOYEE is included in another employer’s benefit plans as a full-time employee; provided, however, that if the EMPLOYERS choose or their successors choose, the EMPLOYERS or their successors may, instead of providing such health, life and disability benefits, pay the EMPLOYEE cash in an amount that, after payment of applicable federal, state and local income, employment and wage taxes, the EMPLOYEE will have sufficient cash to purchase equivalent coverage until the earlier of the expiration of the TERM or 24 months after the termination of the EMPLOYEE’s employment;

(C) The EMPLOYEE shall not be required to mitigate the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYERS hereunder, except as specifically stated in subsection (B).

Provided, however, that in the event that the payments pursuant to this subsection (II), alone or in combination with any other compensation, would result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, “SECTION 280G”), such payments shall be reduced to the maximum amount that may be paid under SECTION 280G without exceeding such limits. Payments pursuant to this subsection II also may not exceed applicable limits established by the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve (the “FED”). In the event a reduction in payments is necessary in order to comply with the requirements of this AGREEMENT relating to the limitations of SECTION 280G or applicable regulatory limits, the EMPLOYEE may determine, in his sole discretion, which categories of payments are to be reduced or eliminated.

(III) Termination Without CHANGE OF CONTROL.

(A) In the event that the employment of the EMPLOYEE is terminated by the EMPLOYERS before the end of the TERM, for any reason other than death, JUST CAUSE or in connection with or within six months before or one year after a CHANGE IN CONTROL, or in the event that the employment of the EMPLOYEE is terminated by the EMPLOYEE under the circumstances set forth in the first paragraph of this Section 4(a), the EMPLOYERS shall be obligated (i) to make a lump sum payment to the EMPLOYEE within two weeks after the EMPLOYEE’s termination of employment in the amount equal to the EMPLOYEE’s annual salary provided pursuant to Section 3(a) or (b) of this AGREEMENT; and (ii) until the earlier of the eighteen-month anniversary of the termination of the EMPLOYEE’s employment or the EMPLOYEE’s becoming employed full-time by another employer, to provide to the EMPLOYEE, his dependents, beneficiaries and estate at the EMPLOYERS’ expense, health, life, disability and other benefits substantially equal to those being provided to the EMPLOYEE at the date of termination of his employment; provided, however, that if the EMPLOYERS choose or their successors choose, the EMPLOYERS or their successors may, instead of providing such health, life and disability benefits, pay the EMPLOYEE cash in an amount that, after payment of applicable federal, state and local income, employment and wage taxes, the EMPLOYEE will have sufficient cash to purchase equivalent coverage until the earlier of the expiration of the TERM or 18 months after the termination of the EMPLOYEE’s employment. The EMPLOYEE shall not be required to mitigate the amount of any payment provided for in this subsection (III)(A) by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYERS hereunder, except as specifically stated in this subsection (III)(A).

(B) In the event that the payments pursuant to this subsection (III), alone or in combination with any other compensation, would result in the imposition of a penalty tax pursuant to SECTION 280G, such payments shall be reduced to the maximum amount which may be paid under SECTION 280G without exceeding such limits. Payments pursuant to this subsection (III) also may not exceed applicable limits established by the OCC, the FDIC or the FED. In the event a reduction in payments is necessary in order to comply with the requirements of this AGREEMENT relating to SECTION 280G or applicable regulatory limits, the EMPLOYEE may determine, in his sole discretion, which categories of payments are to be reduced or limited.

(b) Death of the EMPLOYEE. The TERM automatically terminates upon the death of the EMPLOYEE, unless the employment of EMPLOYEE has been terminated prior to the EMPLOYEE’s death pursuant to Section 4(a) of this AGREEMENT. In the event of such death, the EMPLOYEE’s estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

(c) “Golden Parachute” Provision. Any payments made to the EMPLOYEE pursuant to this AGREEMENT, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. §1828(k) and Federal Deposit Insurance Corporation (“FDIC”) regulation 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.

(d) Definition of “CHANGE OF CONTROL”. A “CHANGE OF CONTROL” shall mean any one of the following events: (i) the acquisition, directly or indirectly, of ownership or power to vote more than 50% of the voting stock of either of the EMPLOYERS; (ii) the merger of either of the EMPLOYERS into, or the consolidation of either of the EMPLOYERS with, another corporation, or the merger of another corporation into either of the EMPLOYERS, on a basis whereby less than fifty percent of the total voting power of the surviving corporation is represented by shares held by former shareholders of HOLDING COMPANY prior to such merger or consolidation; (iii) the acquisition of the ability to control the election of a majority of the directors of either of the EMPLOYERS; (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of HOLDING COMPANY or BANK cease for any reason to constitute at least a majority thereof; provided, however, that any individual whose election or nomination for election as a member of the Board of Directors of HOLDING COMPANY or BANK was approved by a vote of at least two-thirds of the directors then in office shall be considered to have continued to be a member of the Board of Directors of HOLDING COMPANY or BANK; (v) the acquisition by any person or entity of the power to direct either of BANK’s management or policies, if the Board of Directors has made a determination that such acquisition constitutes or will constitute an acquisition of control of either of the EMPLOYERS for the purpose of the Bank Holding Company Act or the Change in Bank Control Act and the regulations thereunder; or (vi) BANK shall have sold substantially all of its assets. For purposes of this paragraph, the term “person” refers to an individual or corporation, partnership, trust, association, joint venture, pool, syndicate or other organization or entity.

Notwithstanding the foregoing, in no event shall the ownership of stock of BANK by HOLDING COMPANY or the ownership of stock of HOLDING COMPANY by an employee benefit plan sponsored or maintained by BANK or HOLDING COMPANY constitute a CHANGE OF CONTROL.

Section 5. Special Regulatory Events. Notwithstanding Section 4 of this AGREEMENT, the obligations of the EMPLOYERS to the EMPLOYEE shall be as follows in the event of the following circumstances:

(a) If the EMPLOYEE is suspended and/or temporarily prohibited from participating in the conduct of the EMPLOYERS’ affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act (the “FDIA”), the EMPLOYERS’ obligations under this AGREEMENT shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the EMPLOYERS may, in their discretion, pay the EMPLOYEE all or part of the compensation withheld while the obligations in this AGREEMENT were suspended and reinstate, in whole or in part, any of the obligations that were suspended.

(b) If the EMPLOYEE is removed and/or permanently prohibited from participating in the conduct of the EMPLOYERS’ affairs by an order issued under Section 8(e) (4) or (g) (l) of the FDIA, all obligations of the EMPLOYERS under this AGREEMENT shall terminate as of the effective date of such order; provided, however, that vested rights of the EMPLOYEE shall not be affected by such termination.

Section 6. Consolidation, Merger or Sale of Assets. Nothing in this AGREEMENT shall preclude the EMPLOYERS from consolidating with, merging into, or transferring all, or substantially all, of their assets to another corporation that assumes all of the EMPLOYERS’ obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term “EMPLOYERS” as used herein shall mean such other corporation or entity and this AGREEMENT shall continue in full force and effect; provided, however, that the assumption of the EMPLOYERS’ obligations and undertakings hereunder shall not affect the EMPLOYEE’s right to payments pursuant to Section 4(a) (II) of this AGREEMENT in connection with such consolidation, merger or transfer of assets.

Section 7. Confidential Information. The EMPLOYEE acknowledges that during his employment he will learn and have access to confidential information regarding the EMPLOYERS and their customers and businesses. The EMPLOYEE agrees and covenants not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYERS’ consent to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The EMPLOYEE shall not knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYERS, their subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYERS. The EMPLOYEE shall not otherwise knowingly act or conduct himself (a) to the material detriment of the EMPLOYERS, their subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYERS.

Section 8. Nonassignability. Neither this AGREEMENT nor any right or interest hereunder shall be assignable by the EMPLOYEE, his beneficiaries, or legal representatives without the EMPLOYERS’ prior written consent; provided, however, that nothing in this Section 8 shall preclude (a) the EMPLOYEE from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.

Section 9. No Attachment. Except as required by law, no right to receive payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

Section 10. Binding AGREEMENT. This AGREEMENT shall be binding upon, and inure to the benefit of, the EMPLOYEE and the EMPLOYERS and their respective permitted successors and assigns.

Section 11. Arbitration and Legal Expenses. Any dispute or controversy arising under or in this AGREEMENT shall be settled exclusively by arbitration in accordance wit the rules of the American Arbitration Company then in effect. Judgment may be entered on the arbitrator’s award in any court having jurisdiction. The EMPLOYERS shall promptly pay all legal fees and expenses (including the costs of experts, evidence and counsel) that the EMPLOYEE may incur as a result of the EMPLOYEE or the EMPLOYER contesting the validity or enforceability of this AGREEMENT or the EMPLOYEE seeking to obtain any right or benefit provided by this AGREEMENT if an arbitrator or a court of competent jurisdiction renders a final decision in favor of the EMPLOYEE with respect to any such contest, or to the extent agreed upon by the EMPLOYERS and the EMPLOYEE in an agreement of settlement with respect to any such contest.

Section 12. Amendment of AGREEMENT. This AGREEMENT may not be modified or amended, except (a) by an instrument in writing signed by the parties hereto or (b) by the EMPLOYERS, without any additional consideration to the EMPLOYEE, to the extent deemed necessary by the EMPLOYERS upon the advice of legal counsel to avoid penalties arising under Section 409A of the Internal Revenue Code of 1986, as amended, and regulations thereunder, even if those amendments reduce, restrict or eliminate rights granted under this AGREEMENT.

Section 13. Waiver. No term or condition of this AGREEMENT shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

Section 14. Severability. If, for any reason, any provision of this AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior AGREEMENT between the EMPLOYERS (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

Section 15. Headings. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

Section 16. Governing Law. This AGREEMENT has been executed and delivered in the State of Ohio and its validity, interpretation, performance, and enforcement shall be governed by the laws of this State of Ohio, except to the extent that federal law is governing.

Section 17. Effect of Prior Agreements. This AGREEMENT contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYERS and the EMPLOYEE, each of which is hereby terminated and is of no further force or effect.

Section 18. Notices. Any notice or other communication required or permitted pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

If to HOLDING COMPANY and/or BANK:

The National Bank and Trust Company

48 N. South Street

Wilmington, OH 45177

Attention: Chairman of the Board

With copies to:

Vorys, Sater, Seymour and Pease LLP

Suite 2000, Atrium Two

221 East Fourth Street

Cincinnati, Ohio 45202

Attention: Cynthia A. Shafer

If to the EMPLOYEE to:

Mr. John J. Limbert

5987 Private Road 388

Millersburg, Ohio 44654

IN WITNESS WHEREOF, the EMPLOYERS have caused this AGREEMENT to be executed by their duly authorized officers, and the EMPLOYEE has signed this AGREEMENT, each as of the day and year first above written.

Attest:	NB&T FINANCIAL GROUP, INC.

/s/ Mary Jane West	By	/s/ Timothy L. Smith
Timothy L. Smith
		its	Chairman

Attest:	THE NATIONAL BANK AND TRUST COMPANY

/s/ Craig F. Fortin	By	/s/ Timothy L. Smith
Timothy L. Smith
		its	Chairman
Attest:

/s/ Mary Jane West	/s/ John J. Limbert
John J. Limbert

EXHIBIT A

STOCK OPTION AWARD AGREEMENT

(Non-Qualified Stock Option)

This AGREEMENT is made to be effective as of                         , 2006, by and between NB&T Financial Group, Inc. (the “COMPANY”), and John J. Limbert (the “OPTIONEE”).

WITNESSETH:

WHEREAS, the Board of Directors of the COMPANY has determined to retain the services of the OPTIONEE as the President and Chief Executive Officer of the COMPANY and its subsidiary, The National Bank and Trust Company (the “BANK”);

WHEREAS, as a material inducement to the OPTIONEE’s entering into employment with the COMPANY and the BANK and to more closely align the OPTIONEE’s interests with those of the shareholders of the COMPANY, the COMPANY wishes to award an option to purchase shares of the COMPANY to the OPTIONEE; and

WHEREAS, the Board of Directors of the COMPANY has determined to award to the OPTIONEE an option to purchase 30,000 common shares of the COMPANY, no par value per share, of the COMPANY (the “COMMON SHARES”);

NOW, THEREFORE, in consideration of the above premises and intending to be legally bound by this AGREEMENT, the parties hereto agree to the following:

1. Grant of Option. The COMPANY hereby grants to the OPTIONEE an option to purchase 30,000 COMMON SHARES (the “OPTION”). The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “CODE”). The COMMON SHARES to be issued upon the exercise of the OPTION may be either authorized and unissued shares or issued shares that have been reacquired by the COMPANY. No fractional shares shall be issued pursuant to this AGREEMENT.

2. Terms and Conditions of the OPTION.

(A) OPTION Price. The purchase price (the “OPTION PRICE”) to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $             per share, being 100% of the fair market value of a COMMON SHARE on                         , 2006, as determined by the mean between the bid and the asked price of a COMMON SHARE on the NASDAQ Capital Market at the close of trading on this date.

(B) Exercise of the OPTION. Subject to the other provisions of this AGREEMENT, the OPTION is exercisable in accordance with the following schedule:

DATE	NUMBER OF SHARES FIRST EXERCISABLE

,2007	6,000
,2008	6,000
,2009	6,000
,2010	6,000
,2011	6,000

The OPTION shall remain exercisable until the date of expiration of the OPTION term. In the event that the employment of the OPTIONEE terminates for any reason except death, then within 90 days next succeeding such termination, but not later than 10 years from the date of grant of the option, the OPTIONEE may exercise such option rights as he then has under this AGREEMENT. To the extent the OPTION awarded pursuant to this AGREEMENT has not been exercised during such 90 days, the OPTION shall thereupon expire and shall not be exercisable thereafter. In the event of the OPTIONEE’s death, the executor or administrator of his estate may exercise the OPTIONEE’s rights under this AGREEMENT at any time within 180 days next succeeding the OPTIONEE’s death, but not later than 10 years from the effective date of this AGREEMENT. To the extent the OPTION has not been exercised within the period set forth in the preceding sentence, the OPTION shall thereupon expire and shall not be exercisable thereafter.

The OPTION may be exercised to purchase less than the total number of COMMON SHARES subject to the OPTION and exercisable at any time and from time to time. The OPTION may not be exercised unless the COMMON SHARES issued upon such exercise are first registered pursuant to any applicable federal and state laws or regulations or, in the opinion of securities counsel to the COMPANY, are exempt from such registration. Nothing contained in this AGREEMENT shall be construed to require the COMPANY to take any action whatsoever to make the OPTION exercisable or to make transferable any shares issued upon the exercise of the OPTION.

(C) Change of Control. Subject to and except as otherwise provided in this AGREEMENT, upon the occurrence of a “CHANGE OF CONTROL,” the OPTION shall become fully exercisable. A “CHANGE OF CONTROL” shall mean any one of the following events occurring after the date of this AGREEMENT: (i) the acquisition, directly or indirectly, of ownership or power to vote more than 50% of the voting stock of either of the COMPANY or the BANK; (ii) the merger of either of the COMPANY or the BANK into, or the consolidation of either of the COMPANY or the BANK with, another corporation, or the merger of another corporation into either of the COMPANY or the BANK, on a basis whereby less than fifty percent of the total voting power of the surviving corporation is represented by shares held by former shareholders of the COMPANY prior to such merger or consolidation; (iii) the acquisition of the ability to control the election of a majority of the directors of either of the COMPANY or the BANK; (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the COMPANY or the BANK cease for any reason to constitute at least a majority thereof; provided, however, that any individual whose election or nomination for election as a member of the Board of Directors of the COMPANY or the BANK was approved by a vote of at least two-thirds of the directors then in office shall be considered to have continued to be a member of the Board of Directors of the COMPANY or the BANK; (v) the acquisition by any person or entity of the power to direct the BANK’s management or policies, if the Board of Directors has made a determination that such acquisition constitutes or will constitute an acquisition of control of either of the COMPANY or the BANK for the purpose of the Bank Holding Company Act or the Change in Bank Control Act and the regulations thereunder; or (vi) the BANK shall have sold substantially all of its assets. For purposes of this paragraph, the term “person” refers to an individual or corporation, partnership, trust, association, joint venture, pool, syndicate or other organization or entity.

(D) OPTION Term. Subject to the right of the COMPANY to provide for earlier termination in the event of any merger, acquisition or consolidation involving the COMPANY, the OPTION shall in no event be exercisable after the expiration of 10 years from the date of this AGREEMENT.

(E) Method of Exercise. The OPTION may be exercised by delivering written notice of exercise to the COMPANY in care of its Chief Financial Officer or its Chairman. The notice must state the number of shares subject to the OPTION in respect of which it is being exercised and must be accompanied by payment in full of the OPTION PRICE in cash, unless the Board of Directors of the COMPANY in its sole discretion permits payment of the OPTION PRICE in COMMON SHARES already owned by the OPTIONEE, by the surrender of outstanding awards of OPTIONS or by simultaneously exercising the OPTION and selling COMMON SHARES thereby acquired and using the proceeds from such sale as payment of the purchase price of such COMMON SHARES.

(F) Satisfaction of Taxes and Tax Withholding. The COMPANY or a subsidiary shall be entitled, if the Board of Directors deems it necessary or desirable, to withhold (or secure payment from the OPTIONEE in lieu of withholding) the amount necessary to satisfy any withholding or employment-related tax obligation attributable to the exercise of the OPTION or otherwise incurred with respect to the OPTION, and the COMPANY may defer delivery of any shares pursuant to the exercise of the OPTION unless indemnified to its satisfaction. The Board of Directors may, in its discretion and subject to such rules as the Board of Directors may adopt, permit the OPTIONEE to satisfy, in whole or in part, any withholding or employment-related tax obligation which may arise in connection with the grant, exercise or disposition of the OPTION by electing to have the COMPANY withhold COMMON SHARES to be issued, or by electing to deliver to the COMPANY COMMON SHARES already owned by the OPTIONEE having a fair market value (as determined by the mean between the bid and the asked prices of the COMMON SHARES on the NASDAQ Capital Market, if the COMMON SHARES are then traded on such market, or otherwise as determined by the Board of Directors if the COMMON SHARES are not traded on such market at that time) equal to the amount of such tax obligation.

3. Non-Assignability of the OPTION. Once granted, the OPTION shall not be assignable or transferable except by will or by the laws of descent and distribution, and the terms and conditions of the OPTION shall be binding upon each and every executor, administrator, heir, beneficiary or other successor to the OPTIONEE’s interest.

4. Adjustment Upon Changes in Capitalization.

(a) The existence of this AGREEMENT and the OPTION shall not affect or restrict in any way the right or power of the Board of Directors of the COMPANY or the shareholders of the COMPANY to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the COMPANY’s capital structure or its business; any merger, acquisition or consolidation of the COMPANY; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the COMPANY’s capital stock or rights thereof; the dissolution or liquidation of the COMPANY or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of any other company or options to purchase the stock of another company for the OPTION or which would involve the termination of the OPTION at the time of such corporate transaction.

(b) In the event of any change in capitalization affecting the COMMON SHARES of the COMPANY, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the COMMON SHARES, such proportionate adjustments, if any, as the Board of Directors of the COMPANY in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of COMMON SHARES subject to the OPTION and the OPTION PRICE.

5. Securities Law Restrictions. No COMMON SHARES shall be issued under this AGREEMENT unless securities counsel for the COMPANY shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Nothing in this AGREEMENT shall be construed as requiring the COMPANY to register the COMMON SHARES subject to the OPTION. Certificates for COMMON SHARES delivered under this AGREEMENT may be subject to such stop-transfer orders and other restrictions as the Board of Directors of the COMPANY may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or The NASDAQ Stock Market upon which the COMMON SHARES are then listed, and any applicable federal or state securities law. The Board of Directors may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

6. Interpretation of this AGREEMENT. The Board of Directors of the COMPANY is authorized to construe and interpret this AGREEMENT and to make all other determinations necessary or advisable for the administration of this AGREEMENT to the extent permitted by law. Any determination, decision or action of the Board of Directors of the COMPANY in connection with the construction, interpretation, administration, or application of this AGREEMENT shall be final, conclusive and binding upon all parties to this AGREEMENT.

7. Governing Law. The rights and obligations of the OPTIONEE and the COMPANY under this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws principles thereof) in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement, and remedies provisions of this AGREEMENT and its rules and regulations, except to the extent preempted by applicable federal law. All disputes and matters whatsoever arising under, in connection with or incident to this AGREEMENT shall be litigated, if at all, in and before a court located in the State of Ohio, U.S.A., to the exclusion of the courts of any other state or country.

8. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

9. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.

10. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect. It is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

11. Entire AGREEMENT. This AGREEMENT constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. All representations of any type relied upon by the OPTIONEE and the COMPANY in making this AGREEMENT are specifically set forth herein, and the OPTIONEE and the COMPANY acknowledge that each of them has relied on no other representation in entering into this AGREEMENT. This AGREEMENT may not be modified or amended, except (a) by an instrument in writing signed by the parties hereto or (b) by the COMPANY, without any additional consideration to the OPTIONEE, to the extent deemed necessary by the COMPANY upon the advice of legal counsel to avoid penalties arising under Section 409A of the Internal Revenue Code of 1986, as amended, and regulations thereunder, even if those amendments reduce, restrict or eliminate rights granted under this AGREEMENT. No attempted waiver of any of the provisions of this AGREEMENT shall be binding upon any party hereto unless contained in a writing signed by the party to be charged. Nothing contained in this AGREEMENT shall be interpreted as conferring upon the OPTIONEE any right to continued service to the COMPANY.

IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed to be effective as of                         , 2006.

NB&T FINANCIAL GROUP, INC.

By:

Its:

OPTIONEE:

John J. Limbert
5987 Privatee Road 388
Millersburg, Ohio 44654